Exhibit 10.2
SEVENTH OMNIBUS AMENDMENT TO SECURED NOTES
This SEVENTH OMNIBUS AMENDMENT TO SECURED NOTES (this “Amendment”), is entered into as of December 30, 2022, by and among HC2 STATION GROUP, INC., HC2 BROADCASTING INC., HC2 NETWORK INC., HC2 BROADCASTING LICENSE INC., DTV AMERICA CORPORATION (collectively, the “Subsidiary Borrowers”), HC2 BROADCASTING INTERMEDIATE HOLDINGS INC. (the “Intermediate Parent”), HC2 BROADCASTING HOLDINGS INC. (the “Parent Borrower” and, together with the Intermediate Parent and the Subsidiary Borrowers, the “Borrowers” and each, a “Borrower”), MSD PCOF PARTNERS XVIII, LLC (“MSD”), MASSMUTUAL ASCEND LIFE INSURANCE COMPANY (“MassMutual”), and GREAT AMERICAN INSURANCE COMPANY (“GAIC”, and, together with MassMutual, “Great American”, and Great American, together with MSD, the “Lenders”).
W I T N E S S E T H:
WHEREAS, the Borrowers have requested and MSD and Great American have agreed to extend the Maturity Date of each of the MSD Secured Note and the GA Secured Note, on the terms and subject to the conditions specified herein;
WHEREAS, pursuant to that certain Secured Note dated as of October 24, 2019 (as amended by the Consent and First Amendment to Secured Note dated December 19, 2019 and the First Omnibus Amendment to Secured Notes and Intercreditor Agreement dated February 21, 2020, the Consent dated August 17, 2020, the Second Omnibus Amendment to Secured Notes, dated August 31, 2020, the Third Omnibus Amendment to Secured Notes and Second Amendment to Intercreditor Agreement dated September 25, 2020, the Fourth Omnibus Amendment to Secured Notes and Third Amendment to Intercreditor Agreement, dated November 25, 2020, the Consent to Note Assignments and DTV Note Extensions Under Secured Notes and Intercreditor Agreement dated August 30, 2021, Fifth Omnibus Amendment to Secured Notes, Consent and Second Amendment to Asset Sale Under Secured Notes and Intercreditor Agreement, dated as of October 21, 2021, Sixth Omnibus Amendment to Secured Notes, dated as of November 28, 2022, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “MSD Secured Note”), by and among the Borrowers and MSD, MSD made a Loan to the Borrowers pursuant to the terms and conditions thereof;
WHEREAS, pursuant to that certain Amended and Restated Secured Note dated as of October 24, 2019 (as amended by the First Omnibus Amendment to Secured Notes and Intercreditor Agreement, the Consent dated August 17, 2020, the Second Omnibus Amendment to Secured Notes, dated August 31, 2020, the Third Omnibus Amendment to Secured Notes and Second Amendment to Intercreditor Agreement dated September 25, 2020, the Fourth Omnibus Amendment to Secured Notes and Third Amendment to Intercreditor Agreement, dated November 25, 2020, the Consent to Note Assignments and DTV Note Extensions Under Secured Notes and Intercreditor Agreement dated August 30, 2021, the Fifth Omnibus Amendment to Secured Notes, Consent and Second Amendment to Asset Sale Under Secured Notes and Intercreditor Agreement, dated as of October 21, 2021, Sixth Omnibus Amendment to Secured Notes, dated as of November 28, 2022, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “GA Secured Note”),
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by and among the Borrowers and Great American, Great American made a Loan to the Borrowers pursuant to the terms and conditions thereof;
WHEREAS, the Borrowers have requested that the Lenders amend certain provisions of the MSD Secured Note and the GA Secured Note,
WHEREAS, the Borrowers desire to amend the Preferred Equity Agreement to provide that the Mandatory Redemption Date (as defined in the Preferred Equity Agreement) be revised to December 31, 2024 from October 24, 2023 (the "Preferred Equity Agreement Amendment");
WHEREAS, the Borrowers have requested that the Lenders consent to the Preferred Equity Agreement Amendment pursuant to the Section 7.2(k) of the MSD Secured Note and the GA Secured Note;
WHEREAS, the Lenders are willing to agree to the foregoing, on the terms and subject to the conditions specified herein; and
WHEREAS, initially capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the MSD Secured Note and the GA Secured Note, as applicable.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agrees as follows.
1.Amendments to MSD Secured Note. Subject to the satisfaction of the conditions precedent to the Amendment Effective Date set forth in Section 3 below, the MSD Secured Note is amended as follows:
(a)Section 1 is hereby amended by adding the below definition in the appropriate alphabetical order:
“Seventh Omnibus Amendment Effective Date” means December 30, 2022.
(b)The definition of “Maturity Date” in Section 1 is hereby amended and restated in its entirety as follows:
“Maturity Date” means the earlier of (a) May 31, 2024 and (b) the date on which all amounts under this Note shall become due and payable.
(c)Section 3.6 is hereby amended and restated in its entirety as follows:
Exit Fee. As consideration for the agreements of the Lender under the Secured Note, the Borrowers agree to pay to the Lender an exit fee (the “Exit Fee”) in an amount equal to 14.72% of the aggregate principal amount of this Note on the Seventh Omnibus Amendment Effective Date, including accrued and capitalized interest earned through the Exit Fee Payment Date (as defined below), which Exit Fee shall be earned in full on the Seventh Omnibus Amendment Effective Date and due and payable on the

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earliest to occur (such earliest date, the “Exit Fee Payment Date”) of (a) the Maturity Date and (b) each date on which any of the Obligations are repaid, prepaid or required to be repaid or prepaid in full in cash (whether by scheduled maturity, voluntary prepayment, required prepayment, acceleration, demand, or otherwise).
(d)Schedule 7.3(i) (Capitalization, Preemptive Rights, Stock Options and Warrants) is hereby deleted in its entirety and substituted in its stead is the updated Schedule 7.3(i) as attached hereto as Annex A.
2.Amendments to GA Secured Note. Subject to the satisfaction of the conditions precedent to the Amendment Effective Date set forth in Section 3 below, the GA Secured Note is hereby amended as follows:
(a)The GA Secured Note is hereby amended by deleting each reference to “GALIC” therein and replacing “MassMutual” in its stead.
(b)The first paragraph is hereby amended by deleting amending and restating the percentage in the definition of “Interest Rate” by replacing it with “11.45%”. Interest shall accrue at the Interest Rate (as amended hereby) from December 1, 2022 on the Capitalized Principal Amount.
(c)Section 1 is hereby amended by adding the below definition in the appropriate alphabetical order:
“Seventh Omnibus Amendment Effective Date” means December 30, 2022.
(d)The definition of “Maturity Date” in Section 1 is hereby amended and restated in its entirety as follows:
“Maturity Date” means the earlier of (a) May 31, 2024 and (b) the date on which all amounts under this Note shall become due and payable.
(e)Section 3.6 is hereby amended and restated in its entirety as follows:
Exit Fee.
(a) As consideration for the agreements of MassMutual under the Secured Note, the Borrowers agree to pay to MassMutual an exit fee (the “MassMutual Exit Fee”) in an amount equal to 7.2% of the Capitalized Principal Amount of this Note on the Seventh Omnibus Amendment Effective Date owed to MassMutual plus all accrued and capitalized interest earned through the MassMutual Exit Fee Payment Date (as defined below), which MassMutual Exit Fee shall be earned in full on the Seventh Omnibus Amendment Effective Date and due and payable on the earliest to occur (such earliest date, the “MassMutual Exit Fee Payment Date”) of (i) the Maturity Date and (ii) each date on which any of the Obligations are repaid, prepaid or required to be repaid or prepaid in full in cash (whether by scheduled maturity,

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voluntary prepayment, required prepayment, acceleration, demand, or otherwise).
(b) As consideration for the agreements of GAIC under the Secured Note, the Borrowers agree to pay to GAIC an exit fee (the “GAIC Exit Fee”) in an amount equal to 7.2% of the Capitalized Principal Amount of this Note on the Seventh Omnibus Amendment Effective Date owed to GAIC plus all accrued and capitalized interest earned through the GAIC Exit Fee Payment Date (as defined below), which GAIC Exit Fee shall be earned in full on the Seventh Omnibus Amendment Effective Date and due and payable on the earliest to occur (such earliest date, the “GAIC Exit Fee Payment Date”) of (i) the Maturity Date and (ii) each date on which any of the Obligations are repaid, prepaid or required to be repaid or prepaid in full in cash (whether by scheduled maturity, voluntary prepayment, required prepayment, acceleration, demand, or otherwise).
(f)Schedule 7.3(i) (Capitalization, Preemptive Rights, Stock Options and Warrants) is hereby deleted in its entirety and substituted in its stead is the updated Schedule 7.3(i) as attached hereto as Annex A.
(g)“Capitalized Principal Amount” shall mean, with respect to the GA Note, the sum of the outstanding principal amount, plus all accrued and unpaid interest (including all PIK interest) and the accrued GAIC Exit Fee or the MassMutual Exit Fee (as applicable), in each case, as of November 30, 2022. The Capitalized Principal Amount, in the case of GAIC, shall mean $19,710,032 and, in the case of Mass Mutual, shall mean $30,680,435.
3.Consent to Preferred Equity Agreement Amendment. Lenders hereby consent to the Preferred Equity Agreement Amendment pursuant to Section 7.3(k) and any other relevant section of the MSD Note and the GA Note.
4.Conditions to Effectiveness. This Amendment shall be effective when all of the following conditions have been satisfied (such date, the “Amendment Effective Date”):
(a)Execution and Delivery. MSD and Great American shall have received in form and substance satisfactory to them and their legal counsel, counterparts of this Amendment duly executed and delivered by each of the parties hereto and, each of MassMutual and GAIC shall have received, in form and substance satisfactory to them and their legal counsel, counterparts to the amendments to each warrant held by MassMutual and GAIC.
(b)Dissolution of HC2 LPTV Holdings, Inc. The Borrowers shall have provided to MSD and Great American a certificate of dissolution for HC2 LPTV Holdings, Inc. certified by the Delaware Secretary of State.

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(c)Fees, Costs and Expenses. The Borrowers shall have paid all fees, costs and expenses due and payable as of the date hereof under the MSD Secured Note and the GA Secured Note, including without limitation all attorney’s fees and expenses incurred by the Lenders;
(d)Representations and Warranties. The representations and warranties set forth in Section 4 hereof shall be true and correct as of the date hereof and as of the Amendment Effective Date;
5.Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants to the Lenders as follows:
(a)the execution and delivery of this Amendment, and the performance of the MSD Secured Note and the GA Secured Note (i) have been duly authorized by all proper and necessary action of the board of directors of such Borrower; and (ii) do not and will not conflict with (x) any material provision of Law or regulatory requirements to which such Borrower is subject, or (y) any charter, bylaw, stock provision, partnership agreement or other document pertaining to the organization, power or authority of such Borrower;
(b)there is no material outstanding decree, decision, judgment or order that has been issued by any court, Governmental Authority, agency or arbitration authority against such Borrower or its FCC Licenses;
(c)(x) no Borrower is in default under or with respect to any Contractual Obligation of such Borrower that could, either individually or in the aggregate reasonably be expected to result in a Material Adverse Change; or (y) no consent or approval of any public authority or any other third party is required as a condition to the validity of this Amendment;
(d)each of this Amendment and each Note Document (as defined in each of the MSD Secured Note and the GA Secured Note) is the valid and legally binding obligation of such Borrower, enforceable against such Borrower in accordance with its respective terms;
(e)the representations and warranties contained in Section 7.3 of the MSD Secured Note and in Section 7.3 of the GA Secured Note are true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date); and
(f)no Default or Event of Default has occurred and is continuing.
6.Further Assurances. At any time upon the reasonable request of any Lender, each Borrower shall promptly execute and deliver to the Lenders any additional documents as such Lender shall reasonably request pursuant to the Note Documents (as defined in the MSD Secured Note and the GA Secured Note), in each case in form and substance reasonably satisfactory to the Lenders.

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7.Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW, SUBMISSION TO JURISDICTION, VENUE, AND WAIVER OF JURY TRIAL SET FORTH IN SECTION 11 OF THE MSD SECURED NOTE AND SECTION 11 OF THE GA SECURED NOTE, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
8.Binding Effect. This Amendment shall be binding upon the Borrowers and shall inure to the benefit of the Lenders, together with their respective successors and permitted assigns.
9.Effect on Note Documents. The terms and provisions set forth in this Amendment shall supersede all inconsistent terms and provisions of the MSD Secured Note and the GA Secured Note, and shall not be deemed to be a consent to or a modification or amendment of any other term or condition of the MSD Secured Note or the GA Secured Note. Except as expressly modified and superseded by this Amendment, the terms and provisions of the MSD Secured Note, the GA Secured Note, and each of the other Note Documents (as defined in the MSD Secured Note and the GA Secured Note) are ratified and confirmed and shall continue in full force and effect.
10.Release.
(a)In consideration of the agreements of the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges each of the Lenders, its successors and assigns, and its direct and indirect owners, partners, members, managers, consultants, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives, and all persons acting by, through, under or in concert with any of them (the Lenders and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”) of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, recoupment, rights of setoff, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, contingent or mature, suspected or unsuspected, both at law and in equity, which any Borrower or any of its respective successors, affiliates, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with this Amendment or any of the other Note Documents (as defined in the MSD Secured Note and the GA Secured Note) or transactions thereunder or related thereto.
(b)Each Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

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(c)Each Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
(d)In entering into this Amendment, each Borrower has consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the release set forth above does not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The release set forth herein shall survive the termination of this Amendment and the Note Documents and the payment in full of the Obligations (Note Documents and Obligations, each as defined in the MSD Secured Note and the GA Secured Note).
(e)Each Borrower acknowledges and agrees that the release set forth above may not be changed, amended, waived, discharged or terminated orally.
11.Miscellaneous
(a)This Amendment is a “Note Document” under both the MSD Secured Note and the GA Secured Note. Any breach of any term, covenant, agreement, or representation or warranty shall be an immediate Event of Default under each of the MSD Secured Note and the GA Secured Note and any failure to satisfy any conditions under this Amendment shall be deemed an automatic and immediate withdrawal of the agreements of the Lenders hereunder. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic image scan transmission (e.g., “PDF” or “tif” via email) shall be equally effective as delivery of a manually executed counterpart of this Amendment.
(b)If any term or provision of this Amendment is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Amendment or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Amendment so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.
(c)The headings of the various Sections and subsections herein are for reference only and shall not define, modify, expand or limit any of the terms or provisions hereof.
(d)This Amendment shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.
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IN WITNESS WHEREOF, the Borrowers and the Lenders have caused this Amendment to be duly executed by its authorized officer as of the day and year first above written.

HC2 BROADCASTING HOLDINGS INC.,
as the Parent Borrower

By:	/s/ Wayne Barr, Jr.
Name: Wayne Barr, Jr.
Title: President & Chief Executive Officer

HC2 BROADCASTING INTERMEDIATE HOLDINGS INC.,
as the Intermediate Parent

By:	/s/ Wayne Barr, Jr.
Name: Wayne Barr, Jr.
Title: Chief Executive Officer

HC2 STATION GROUP, INC.
as a Subsidiary Borrower

By:	/s/ Wayne Barr, Jr.
Name: Wayne Barr, Jr.
Title: Chief Executive Officer

HC2 BROADCASTING INC.
as a Subsidiary Borrower

By:	/s/ Wayne Barr, Jr.
Name: Wayne Barr, Jr.
Title: Chief Executive Officer

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HC2 NETWORK INC.
as a Subsidiary Borrower

By:	/s/ Wayne Barr, Jr.
Name: Wayne Barr, Jr.
Title: Chief Executive Officer

HC2 BROADCASTING LICENSE INC.
as a Subsidiary Borrower

By:	/s/ Wayne Barr, Jr.
Name: Wayne Barr, Jr.
Title: Chief Executive Officer

DTV AMERICA CORPORATION
as a Subsidiary Borrower

By:	/s/ Wayne Barr, Jr.
Name: Wayne Barr, Jr.
Title: Chief Executive Officer

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MSD PCOF PARTNERS XVIII, LLC

By:	/s/ Marcello Liguori
Name: Marcello Liguori
Title: Vice President

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MASSMUTUAL ASCEND LIFE INSURANCE COMPANY
BY: BARINGS LLC AS INVESTMENT ADVISER

By:	/s/ Mark Hindson
Name: Mark Hudson
Title: Managing Director

GREAT AMERICAN INSURANCE COMPANY

By:
Name:
Title:

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY
BY: BARINGS LLC AS INVESTMENT ADVISER

By:
Name: Mark Hudson
Title: Managing Director

GREAT AMERICAN INSURANCE COMPANY

By:	/s/ Stephen C. Beraha
Name: Stephen C. Beraha
Title: Assistant Vice President

Annex A

Updated Schedule 7.3(i)

CAPITALIZATION,
PREEMPTIVE RIGHTS,
STOCK OPTIONS AND WARRANTS

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SCHEDULE 7.3(I)
CAPITALIZATION,
PREEMPTIVE RIGHTS
STOCK OPTIONS AND WARRANTS

A. CAPITALIZATION

HC2 Broadcasting Holdings Inc.

Common Stock

Total Authorized: 2,000,000 shares of Common Stock, $0.001 par value per share.

Shareholder	# of Shares	% of Shares
INNOVATE 2 Corp.	1,000,000	98.0%
MassMutual Ascend Life Insurance Company (f/k/a Great American Life Insurance Company)	12,245	1.2%
Great American Insurance Company	8,163	0.8%
Total Issued:	1,020,408	100%

Preferred Stock

Total Authorized: 50,000 shares of Preferred Stock, $0.001 par value per share.

Shareholder	# of Shares	% of Shares
INNOVATE 2 Corp.	30,444.84	100%
Total Issued:	30,444.84	100%

HC2 Broadcasting Intermediate Holdings Inc.

Common Stock

Total Authorized: 100 shares of Common Stock, $0.001 par value per share.

Shareholder	# of Shares	% of Shares
HC2 Broadcasting Holdings Inc.	100	100%
Total Issued:	100	100%

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HC2 Broadcasting Inc.

Common Stock

Total Authorized: 100 shares of Common Stock, $0.001 par value per share.

Shareholder	# of Shares	% of Shares
HC2 Broadcasting Intermediate Holdings Inc.	100	100%
Total Issued:	100	100%

HC2 Network Inc.

Common Stock

Total Authorized: 100 shares of Common Stock, $0.001 par value per share.

Shareholder	# of Shares	% of Shares
HC2 Broadcasting Intermediate Holdings Inc.	100	100%
Total Issued:	100	100%

HC2 Station Group, Inc.

Common Stock

Total Authorized: 100 shares of Common Stock, $0.001 par value per share.

Shareholder	# of Shares	% of Shares
HC2 Broadcasting Intermediate Holdings Inc.	100	100%
Total Issued:	100	100%

DTV America Corporation

Common Stock

Total Authorized: 60,000,000 shares of Common Stock, $0.01 par value per share.

(See attached capitalization)

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HC2 Broadcasting License Inc.

Common Stock

Total Authorized: 100 shares of Common Stock, $0.001 par value per share.

Shareholder	# of Shares	% of Shares
HC2 Broadcasting Inc.	100	100%
Total Issued:	100	100%

B. PREEMPTIVE RIGHTS

1.Continental Letter Agreement.
2.Securities Purchase Agreement, dated as of July 15, 2015, between DTV America Corporation and each purchaser identified on the signature pages thereto.

C. STOCK OPTIONS AND WARRANTS

HC2 Broadcasting Holdings Inc.

Warrants:

Issue Date	Warrant Holder	Number	Exercise Price
08/07/2018	MassMutual Ascend Life Insurance Company (f/k/a Great American Life Insurance Company)	12,495	$0.01
08/07/2018	Great American Insurance Company	8,330	$0.01
10/24/2019	Great American Insurance Company	20,000	$0.01
10/24/2019	MassMutual Ascend Life Insurance Company (f/k/a Great American Life Insurance Company)	30,000	$0.01
08/31/2020	Great American Insurance Company	30,000	$0.01
08/31/2020	MassMutual Ascend Life Insurance Company (f/k/a Great American Life Insurance Company)	45,000	$0.01

DTV America Corporation

Warrants:

Issue Date	Warrant Holder	Number	Exercise Price
02/29/2016	Batuta Capital Advisors, LLC	1,138,502	$1.34
02/29/2016	Richard Sosa	166,078	$1.34

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Stock Options:

See attached.

D. CONVERTIBLE NOTE

1.$300,000 Convertible Promissory Note dated May 1, 2014 from the Company to Joseph G. Carpino, as amended and as assigned pursuant to that certain Note Purchase Agreement, dated as of October 26, 2021, by and between Joseph G. Carpino and HC2 Broadcasting Holdings Inc.
2.$300,000 Convertible Promissory Note dated March 28, 2014 from the Company to Wayne H. Wellman, as amended and as assigned pursuant to that certain Note Purchase Agreement, dated as of October 25, 2021, by and between Wayne H. Wellman and HC2 Broadcasting Holdings Inc.
3.$100,000 Convertible Promissory Note dated March 25, 2014 from the Company to Bruce A. Leshinski, as amended and as assigned pursuant to that certain Note Purchase Agreement, dated as of October 25, 2021, by and between Bruce A. Leshinski and HC2 Broadcasting Holdings Inc.

E. VOTING AGREEMENT AND PROXIES

1.Shareholders’ Agreement, dated as of August 7, 2018, by and among HC2 Broadcasting Holdings Inc., HC2 Holdings 2, Inc., MassMutual Ascend Life Insurance Company (f/k/a Great American Life Insurance Company), Great American Insurance Company and each other Shareholder party thereto.
2.Voting Agreement, dated as of June 27, 2017, by and between DTV Holdings Inc. and MassMutual Ascend Life Insurance Company (f/k/a Great American Life Insurance Company)and Great American Insurance Company.
3.Proxies pursuant to the Investor Rights Agreement.

F. INVESTOR RIGHTS AGREEMENT

1.Investor Rights Agreement, dated as of June 27, 2017, by and among DTV America Corporation, DTV Holdings Inc. and the Stockholders party thereto.

(vi)

1.DTV America Corporation 2016 Incentive Plan.

(vii)

1.Schedule 7.3(h) is hereby incorporated herein by reference.

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